Exhibit 10.1  Amendment to Stock Option Plan


                         NORTH CENTRAL BANCSHARES, INC.
                             1996 STOCK OPTION PLAN

                            (Adopted on July 26, 1996
                       Effective as of September 21, 1996)


                                    AMENDMENT
                                    ---------


4. Article IV - Effective as of January 26, 2001, section 4.2 shall be amended to read in its entirety as follows:

     Section 4.2   Available Shares.
                   ----------------

          (a) Subject to section 5.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

               (i) 401,105 Shares (before January 26,2001) and 441,105 Shares (after January 25, 2001); over

               (ii) the sum of:

               (A) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

               (B) the number of Shares with respect to which previously granted Options have been exercised.

               (b) The maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted shall be 401,105 Shares.

               (c) For purposes of this section 4.2, an Option shall not be consid ered as having been exercised to the extent that such Option terminates by reason other than the purchase of the related Shares. In no event shall more than a cumulative total of 160,331 Shares be issued under Options granted to Eligible Directors hereunder.


5. Article V - Effective as of January 26, 2001, the first sentence of section 5.3(a) shall be amended to read in its entirety as follows:

          In  the  event  of  any  merger,  consolidation,   or  other  business
          reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option, the number of Shares covered by any automatic grants due to be made thereafter and the number of Shares available pursuant to section 4.2 shall be adjusted to account for such event.